UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2011

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01   Other Events

The information contained in Item 9.01 “Financial Statements and Exhibits” is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(b) Pro Forma Financial Information

On July 1, 2011, Petrohawk Energy Corporation (Petrohawk or the Company), Hawk Field Services, LLC (HFS) and EagleHawk Field Services LLC (EagleHawk), wholly owned subsidiaries of Petrohawk, closed previously announced transactions with KM Gathering LLC (KM Gathering) and KM Eagle Gathering LLC (Eagle Gathering), each of which is an affiliate of Kinder Morgan, a publicly traded master limited partnership, in which HFS sold (i) its remaining 50% membership interest in KinderHawk Field Services LLC (KinderHawk) to KM Gathering (the KinderHawk Disposition) and (ii) a 25% membership interest in EagleHawk to Eagle Gathering, in exchange for aggregate consideration of approximately $920 million ($836 million after customary closing adjustments), subject to customary post-closing purchase price adjustments.

EagleHawk is a newly formed entity engaged in the natural gas midstream business in the Eagle Ford Shale in South Texas. EagleHawk holds Petrohawk’s gathering and treating assets and business serving Petrohawk’s Hawkville and Black Hawk fields in the Eagle Ford Shale.  EagleHawk has agreements with Petrohawk covering gathering and treating of natural gas and transportation of condensate pursuant to which Petrohawk dedicates its production from its Eagle Ford leases.  HFS manages EagleHawk’s operations.

On July 6, 2011, the Company filed on Form 8-K unaudited pro forma financial information giving effect to the KinderHawk Disposition as of the three months ended March 31, 2011 and the year ended December 31, 2010. Attached hereto as Exhibit 99.1, and incorporated herein by reference, is unaudited pro forma financial information giving effect to the KinderHawk Disposition discussed above as of June 30, 2011. The unaudited pro forma balance sheet as of June 30, 2011 is based on the historical financial statements of the Company as of June 30, 2011 after giving effect to the KinderHawk Disposition as if it had occurred on June 30, 2011. The unaudited pro forma statement of operations for the six months ended June 30, 2011 is based on the historical financial statements of the Company for such periods after giving effect to the KinderHawk Disposition as if it had occurred on January 1, 2010. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2010 Annual Report on Form 10-K filed on February 22, 2011, the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2011, filed on May 5, 2011 and for the three and six months ended June 30, 2011, filed on August 3, 2011.

The unaudited pro forma financial information does not reflect the disposition of a 25% membership interest in EagleHawk to Eagle Gathering, as Petrohawk controls EagleHawk and continues to fully consolidated EagleHawk in its financial statements. The unaudited pro forma financial information presented is not intended to represent and may not be indicative of the consolidated results of operations or financial position that would have occurred had the transactions been completed as of the dates presented nor of the future results of operations or financial position of the Company.

(d) Exhibits

Exhibit No	Description of Exhibit

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of June 30, 2011 and for the six months ended June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

	By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President, Chief Accounting Officer and Controller

Date: August 4, 2011

EXHIBIT INDEX

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of June 30, 2011 and for the six months ended June 30, 2011.